                         FIRST CAROLINA INVESTORS, INC.






                             REPORT TO STOCKHOLDERS

                                  June 30, 1997

                  FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES
                Consolidated Statements of Assets and Liabilities
                             June 30, 1997 and 1996
                                   (Unaudited)

Assets                                                        1997         1996
                                                              ----         ----
Investments in securities, at value
  (cost of $12,424,136 in 1997 and $14,620,939 in 1996)   $79,093,875   64,486,250
Cash, including short term
  investments of $1,932,507 in 1997                         2,669,192      329,849
Mortgage loans, secured by real estate                        196,807      215,708
Real estate                                                10,888,000    8,499,000
Investment in joint venture                                   450,000      600,000
Accrued dividend and interest receivable                      162,853      143,459
Other assets                                                2,521,017    2,207,839
                                                          -----------   ----------
    Total assets                                           95,981,744   76,482,105
                                                          -----------   ----------


Liabilities
Note payable to bank                                               --      250,000
Accounts payable and accrued liabilities                    2,952,863    3,263,242
Federal and state income taxes payable                        355,321      184,951
Deferred income taxes payable                              27,985,478   20,467,060
                                                          -----------   ----------
    Total liabilities                                      31,293,662   24,165,253
                                                          -----------   ----------


Deferred Income                                               110,479       99,718
                                                          -----------   ----------

Net Assets                                                $64,577,603   52,217,134
                                                          ===========   ==========
Net assets per share (3,500,000 no par value common
 shares authorized, 1,506,542 shares issued,
1,084,516 and 1,095,919 shares outstanding in
1997 and 1996, respectively)                              $     59.55        47.65
                                                          ===========   ==========








The Consolidated Financial Statements should be read in conjunction with the 1996 Annual Report.

                  FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES
                      Consolidated Statements of Operations
                 For the six months ended June 30, 1997 and 1996
                                   (Unaudited)

INCOME
                                                           1997           1996
                                                        ----------     ---------
Dividends                                               $  405,763       377,250

Interest on mortgage loans                                   8,014        10,016

Gain on sale of real estate                                397,061       627,523

Equity in earnings of
 joint venture                                             142,336       100,412

Other                                                      174,954       148,411
                                                        ----------     ---------

Total income                                             1,128,128     1,263,612
                                                        ----------     ---------

EXPENSES

General and administrative                                 321,668       320,534

Professional fees                                           46,330        44,610

Sales and marketing                                         51,307       105,438

Interest                                                        --         2,289

Other                                                       93,341       100,082
                                                        ----------     ---------

Total expenses                                             512,646       572,953
                                                        ----------     ---------

Earnings before income taxes and realized
and unrealized appreciation on investments                 615,482       690,659

Provision for income taxes                                (174,000)     (224,000)
                                                        ----------     ---------

Net income before realized and unrealized
appreciation on investments                                441,482       466,659

Gain realized on investments in other companies
(net of income tax provision of $661,000 in 1997 and
and $1,000 in 1996)                                      1,032,755         1,640

Change in unrealized appreciation of investments
for the period, net of deferred taxes                    5,905,579     3,865,787
                                                        ----------     ---------


Net increase in net assets resulting
from operations                                         $7,379,816     4,334,086
                                                        ==========     =========

The Consolidated Financial Statements should be read in conjunction with the 1996 Annual Report.

                  FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES
                Consolidated Statements of Changes in Net Assets
                 For the six months ended June 30, 1997 and 1996
                                   (Unaudited)




                                                        1997            1996
                                                    ------------     ----------
Increase in net assets from operations
     Investment income, net                         $    441,482        466,659
     Realized gain on investments, net                 1,032,755          1,640
     Change in unrealized appreciation, net            5,905,579      3,865,787
                                                    ------------     ----------
        Net increase in net assets resulting
        from operations                                7,379,816      4,334,086

Distributions to shareholders of $.50 per share
       In 1997 and $.20 per share in 1996
       from investment income, net                      (526,421)      (213,904)
Treasury shares purchased                               (566,541)      (208,593)
                                                    ------------     ----------
       Total increase                                  6,286,854      3,911,589

Net assets
       Beginning of year                              58,290,749     48,305,545
                                                    ------------     ----------
       as of June 30                                $ 64,577,603     52,217,134
                                                    ============     ==========








The Consolidated Financial Statements should be read in conjunction with the 1996 Annual Report.

                 FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES
                            INVESTMENTS IN SECURITIES
                             JUNE 30, 1997 AND 1996
                                   (Unaudited)


                                                1997                    1996
                                        ----------------------  ----------------------
                                        No. Shares    Value     No. Shares    Value
                                        ----------    -----     ----------    -----
Common Stocks - 100%

Banking and insurance -
   89% in 1997 and 79% in 1996
   First Empire State Corporation        200,000   $67,400,000   200,000   $48,200,000
   Merchants Group, Inc.                 135,000     2,767,500   135,000     2,598,750

Shipbuilding -
  4% in 1997 and 8% in 1996
   Todd Shipyards Corporation            700,000     2,887,500   700,000     5,250,000

Manufacturing -
  1% in 1997 and 6% in 1996
   American Precision Industries, Inc.    46,600       902,875   300,000     3,712,500

Transportation and chemical
  6% in 1997 and 7% in 1996
  Oglebay Norton Company                  80,000     3,550,000    80,000     3,660,000
  Exolon-ESK Co.                          52,000     1,586,000    42,600     1,065,000

                                                   -----------             -----------

Total - 100% (cost $12,424,136 in 1997
  and $14,620,939 in 1996)                         $79,093,875             $64,486,250
                                                   ===========             ===========


See accompanying notes to consolidated financial statements.

                 FIRST CAROLINA INVESTORS, INC., & SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 1997 and 1996


1. Summary of significant accounting policies, financial statement presentation and organization.

         (A)      Organization

         First Carolina Investors, Inc. was organized December 2, 1971 and subsequently incorporated in the state of Delaware on July 1, 1987. On January 3, 1995 First Carolina Investors, Inc. registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.

         (B) Principles of consolidation and financial statement presentation

         The accompanying consolidated financial statements include First Carolina Investors, Inc. and its subsidiaries (the Company), all of which are wholly-owned. In consolidation, all significant intercompany accounts and transactions have been eliminated.

         The Company became an investment company on January 3, 1995, and accordingly has prepared its consolidated financial statements on a fair value basis. Prior to this time the Company prepared its consolidated financial statements on a historical cost basis. Financial information for periods prior to January 3, 1995 is available by referring to quarterly filings on Form 10-Q, annual filing on Form 10-KSB and reports to stockholders.

         (C)      Security valuation

         Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

         (D)      Real estate

         The Board of Directors and management of the Company value its real property investments at estimated fair value. Procedures utilized to determine the estimated fair value include appraisals by an independent appraiser, estimated net cash flows, utilization of fair market comparables in existing subdivisions developed by the Company and other market comparables.

         The Company accounts for sales of real estate in accordance with Statement of Financial Accounting Standards No. 66, Accounting for Sales of Real Estate.

         (E)      Investment in joint venture

         The Company has an interest in a joint venture which is engaged in the development and sale of real estate. The Board of Directors and management have used both fair market comparables in the existing subdivision developed by the venture and discounted net cash flows in valuing its investment at its estimated fair value. The venture owns 9 lots at a cost of $415,772 at June 30, 1997 and owned 16 lots at a cost of $567,599 at June 30, 1996.

         (F)      Income taxes

         The Company is subject to Federal and state corporate income taxes. The Company files a consolidated Federal income tax return. The Company accounts for income taxes in accordance with the provisions of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes.

         Deferred income taxes payable have been increased to reflect the estimated Federal and state income tax liabilities on unrealized gains in real estate, investments in other companies and investment in joint venture in the accompanying Consolidated Statements of Assets and Liabilities.

         (G)      Management's use of estimates

         The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, revenues and expenses; and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results may differ from these estimates.

         (H)      Other

         The Company follows the industry practice of recording security transactions on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis.

2.       Investment Transactions

         Purchases and sales of investment securities were $265,651 and $3,573,603 respectively in 1997 and $604,878 and $21,897 respectively in 1996. The net gain on sale of investments in other companies was $1,032,755 in 1997 and $1,640 in 1996.

         The gross unrealized gain on investments in other companies totaled $67,251,275 and $49,865,311 for the 6 months ended June 30, 1997 and
         1996, respectively. Gross unrealized losses were $581,536 at June 30, 1997. There were no unrealized losses at June 30, 1996.

3.       Mortgage loans

         The Company's investments in mortgage loans as of June 30, 1997 and 1996 are as follows:

                                                         1997                                      1996
                                                         ----                                      ----
                                     Interest     Maturity  Outstanding        Interest     Maturity    Outstanding
                                       Rate         Date      Balance            Rate         Date        Balance
                                       ----         ----      -------            ----         ----        -------
         Permanent first
         mortgage loans on
         condominiums                   16%        12/2002   $ 81,707             16%        12/2002      $106,358

         Junior mortgage loans
         secured by residential lots     8%        12/98      115,100              8%        12/97         109,350
                                                             --------                                     --------
                                                             $196,807                                     $215,708
                                                             ========                                     ========

4.       Real Estate

         The estimated fair value of real estate owned at June 30, 1997 and 1996, respectively is $10,888,000 and $8,499,000. It consists of 324 acres of land held for investment for both periods and 26 developed lots at June 30, 1997 and 41 developed lots at June 30, 1996. The aggregate cost for Federal income tax purposes is approximately $4,500,000 and $5,200,000 at June 30, 1997 and 1996 respectively. Land held for investment is considered non-income producing.

5.       Other Assets

         The components of other assets at June 30, 1997 and 1996 are as follows:

                                                        1997                          1996
                                                        ----                          ----
         Deferred compensation, funded               $1,693,632                    1,637,986
         Sales center                                   511,033                      492,080
         Model home                                     304,595                           --
         Miscellaneous                                   11,757                       77,773
                                                     ----------                    =========
                                                     $2,521,017                    2,207,839
                                                     ==========                    =========

         The deferred compensation includes $1,510,000 and $1,400,000 at June 1997 and 1996 respectively, that is owed to affiliated persons pursuant to a deferred compensation plan. The balance of deferred compensation is owed to 2 former directors. The deferred compensation has accrued over thirteen years.

6.       Line of credit

         At June 30, 1997 the Company had a $5,000,000 line of credit with a bank. The credit line, which is unsecured, is payable on demand and is subject to a quarterly review by the bank. Borrowings under this credit line bear interest at the prime rate. At June 30, 1997, there was no outstanding balance and at June 30, 1996, there was an outstanding balance of $250,000.

         Additional information relating to bank debt is as follows:

                                                               1997        1996
                                                               ----        ----
         Weighted average interest rate of indebtedness
         outstanding during the year                            --          8.25%

         Maximum amount of indebtedness outstanding
         at any month end during the year                       --       250,000
                                                                         -------

         Approximate average aggregate indebtedness
         outstanding during the period                          --        82,000
                                                                         -------

         For the six months ended June 30, 1997, there was no bank indebtedness.

7.       Accounts payable and accrued liabilities

         The components of accounts payable and accrued liabilities at June 30, 1997 and 1996 are as follows:

                                                        1996             1995
                                                        ----             ----
         Trade accounts payable                      $  823,191       1,373,748
         Deferred compensation (note 5)               1,693,632       1,637,986
         Dividends payable                              262,741         106,712
         Miscellaneous accruals and payable             160,017          92,759
         Cash held in escrow                             13,282          52,037
                                                     ----------       ---------
                                                     $2,952,863       3,263,242
                                                     ==========       =========

8.       Net assets per share

         Net assets per share are based on the number of shares of common stock and common stock equivalents outstanding, after deducting treasury stock 1,084,516 and 1,095,919 at June 30, 1997 and 1996, respectively.
         The computation assumes that outstanding stock options were exercised and the proceeds used to purchase common stock resulting in the issuance of an additional 33,544 shares of common stock at June 30, 1997 and 29,597 shares at June 30, 1996.

         At June 30, 1997 accumulated undistributed net investment income, is $822,268; accumulated and undistributed net realized gains on investment transactions are $1,545,874 and the net unrealized appreciation in value of investments is $41,017,106.

9.       Share repurchase program

         At June 30, 1997 the Company has repurchased 455,580 shares as treasury shares at a cost of $9,018,566. During 1997 through June 30, the Company has repurchased 11,900 shares at an average cost of $47.61 per share on the Boston Stock Exchange, the exchange on which the Company's shares are traded. Said repurchase price represents a weighted average discount of 14.8% per share relative to net asset value. At the May 21, 1997 Board of Directors meeting, the directors authorized the continuation of the share repurchase program.

10.      Distribution to Stockholders

         Two dividends of $0.25 and $0.10 per share were declared during the six months ended June 30, 1997 and 1996, respectively. The dividends are taxable to stockholders as ordinary income.

11.      Renumeration

         Each Director, except the President of the Company, receives fees of $2,500 per directors' meeting attended and $100 per audit committee meeting attended. The Chairman also receives a $1,500 monthly fee. For the six months ended June 30, 1997 and 1996 directors' fees totaled $29,200 and $29,400, respectively.

         Aggregate renumeration paid to or set aside for all officers during the six month periods was $102,000 for 1997 and 1996.

         The Company paid brokerage fees of $10,175 and $2,565 to Trubee, Collins & Co., Inc. for the six months ended June 30, 1997 and 1996, respectively. Mr. Baird, Chairman of the Company, is an employee of Trubee, Collins & Co., Inc.

12.      Stock option plan

         During 1987 options for 45,000 shares of common stock were awarded to certain employees. These options are exercisable at the rate of 20% per year beginning July 1, 1988 at a price of $12.75 per share which was equal to the market price at the date of the adoption of the amended plan. All options are fully vested and exercisable but no options have been exercised.

13.      Commitments and Contingencies

         At June 30, 1997 the Company has approximately $500,000 of undisbursed contractual commitments in connection with real estate development. In order to protect its investments, the Company may be required to furnish amounts in excess of its current contractual investments or commitments. The future development of the Company's land holdings may require substantial expenditures.

         The Company is involved in various actions legal arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position, results of operations, or liquidity.

14.      Subsequent Event

         On August 19, 1997 the Company sold 85 acres of its 300 acre tract in Union County, N.C. at a gross sale price of $2,550,000. The Company entered into a contract, with the same purchaser, for the sale of an additional 108 acres. The terms of this contract do not qualify as a sale pursuant to Statement of Accounting Standards No. 66, Accounting for Sales of Real Estate. The land subject to the contract will be classified as land under contract.

Computation of Net Asset Value per Share
Primary and Fully Diluted
For the Six Months Ended June 30, 1997 and 1996 (Unaudited)


Primary                                                 1997           1996
-------                                                 ----           ----
Net Assets                                          $64,577,603     52,217,134
                                                    ===========     ==========
Shares Outstanding                                    1,050,962      1,066,322
                                                    ===========     ==========
Net Asset Value per Share                           $     61.45          48.97
                                                    ===========     ==========

Fully Diluted
-------------

Options                                                  45,000         45,000
Exercise Price of $12.75
Market Price of $50.13 in 1997 and $37.25 in 1996       (11,446)       (15,403)
                                                    -----------     ----------
Additional Shares Attributable to Stock Options          33,554         29,597
Shares Outstanding                                    1,050,962      1,066,322
                                                    -----------     ----------
                                                      1,084,516      1,095,919
                                                    ===========     ==========

Net Asset Value per Share                           $     59.55          47.65
                                                    ===========     ==========

Annual Meeting Summary

On May 21, 1997 the annual stockholders meeting was held in Buffalo, New York. At the meeting, five directors were elected to serve a one year term. In addition, the appointment of the Company's independent public accountants was ratified. The votes were as follows:

                  Directors Name                       For              Withheld
                  --------------                       ---              --------
                  Brent D. Baird                     928,885               1425
                  Bruce C. Baird                     928,885               1425
                  Theodore E. Dann, Jr.              928,883               1427
                  Patrick W. E. Hodgson              928,885               1425
                  H. Thomas Webb III                 928,885               1425

To ratify the appointment of KPMG Peat Marwick LLP the votes were as follows:

                       For                 Against            Abstain
                       ---                 -------            -------
                     929,483                  27                 800


                       Selected Per Share Data and Ratios
                 For the six months ended June 30, 1997 and 1996

Per Share Data and Ratios *
---------------------------
                                                               1997        1996
                                                               ----        ----
Investment income                                             $ 1.04       1.15
  Expenses (including income taxes)                             (.63)      (.73)
                                                              ------      -----
  Investment income, net                                         .41        .42
  Distributions from investment income, net                     (.48)      (.20)
  Net realized and unrealized gain on securities                6.37       3.52

Share transactions                                               .01       (.02)
                                                              ------      -----

Net increase in net asset value                                 6.31       3.72
Net asset value:
  Beginning of year                                            53.24      43.93
                                                              ------      -----
  End of period                                               $59.55      47.65
                                                              ======      =====

                 For the Six Months Ended June 30, 1997 and 1996

Ratios                                              1997               1996
                                                    ----               ----
Ratio of expenses to average net assets             1.13%              1.56%
Ratio of investment income, net to
  average net assets                                0.73%              0.92%
Portfolio turnover                                  0.04%              0.04%

*Per Share data is based upon the average number of shares outstanding for the 6 month periods. The computation assumes that outstanding stock options were exercised and the proceeds used to purchase common stock.




Directors

Brent D. Baird *
Private Investor

Bruce C. Baird
President
Belmont Management Co., Inc.

Patrick W.E. Hodgson *+
Chairman & CEO
Todd Shipyards Corporation

Theodore E. Dann, Jr. +
Secretary Treasurer & General Counsel
Ferro Alloys Services, Inc.

H. Thomas Webb III *
President
First Carolina Investors, Inc.




* Member of Executive Committee
+Member of the Audit Committee




Officers:

Brent D. Baird
Chairman

H. Thomas Webb III
President

James E. Traynor
Vice President, Secretary & Treasurer

Karen K. Sides
Assistant Secretary

Registrar, Transfer and Disbursing Agent
Continental Stock Transfer and Trust Company
2 Broadway
New York, NY 10004

General Counsel
Waggoner, Hamrick, Hasty & Monteith
First Union Center, Suite 2500
Charlotte, NC 28282

Auditors
KPMG Peat Marwick LLP
2800 Two First Union Center
Charlotte, NC 28282